MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND

[FUND LOGO]

STRATEGIC
         Performance

Semi-Annual Report
January 31, 1997



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, maybe worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                #16401 -- 1/97



Merrill Lynch North Carolina Municipal Bond Fund   January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and a generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

New-issue supply in North Carolina was similar to national issuance during the six months ended January 31, 1997. Over $1.75 billion in municipal bonds was issued by North Carolina municipalities during the period, showing an increase over the same six-month period in 1996. Likewise, during the three months ended January 31, 1997, just over $800 million in municipal bonds was issued in North Carolina, which also was an increase compared to the same three-month period in 1996. However, much of this new issuance was concentrated in a few larger issues which slightly inhibited the Fund's ability to diversify its holdings. This scenario was a major determining factor in our decision to maintain a fully invested position.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to enhance the Fund's capital appreciation potential. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Portfolio Manager

March 10, 1997

We are pleased to announce that Robert D. Sneeden is responsible for the day-to-day management of Merrill Lynch North Carolina Municipal Bond Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was Vice President with Lehman Brothers from 1990 to 1994.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                        12 Month       3 Month
                                               1/31/97      10/31/96      1/31/96       % Change      % Change
Class A Shares*                                 $10.46        $10.48       $10.77        -2.88%        -0.19%
Class B Shares*                                  10.46         10.48        10.77        -2.88         -0.19
Class C Shares*                                  10.46         10.48        10.77        -2.88         -0.19
Class D Shares*                                  10.46         10.48        10.77        -2.88         -0.19
Class A Shares -- Total Return*                                                          +2.04(1)      +1.10(2)
Class B Shares -- Total Return*                                                          +1.52(3)      +0.96(4)
Class C Shares -- Total Return*                                                          +1.41(5)      +0.94(6)
Class D Shares -- Total Return*                                                          +1.94(7)      +1.07(8)
Class A Shares -- Standardized 30-day Yield      4.58%
Class B Shares -- Standardized 30-day Yield      4.26%
Class C Shares -- Standardized 30-day Yield      4.16%
Class D Shares -- Standardized 30-day Yield      4.48%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.519 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.465 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.454 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.509 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.138 per share ordinary income dividends.





Performance Summary -- Class A Shares
                                     Net Asset Value           Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
9/25/92 -- 12/31/92              $10.00          $10.16             --                 $0.138               + 3.00%
1993                              10.16           10.90             --                  0.616               +13.62
1994                              10.90            9.63             --                  0.540               - 6.78
1995                               9.63           10.78             --                  0.535               +17.88
1996                              10.78           10.51             --                  0.511               + 2.38
1/1/97 -- 1/31/97                 10.51           10.46             --                  0.037               - 0.04
                                                                                 Total $2.377
                                                                     Cumulative total return as of 1/31/97: +31.62%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                                     Net Asset Value           Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
9/25/92 -- 12/31/92               $10.00         $10.16             --                 $0.124               + 2.86%
1993                               10.16          10.90             --                  0.562               +13.06
1994                               10.90           9.63             --                  0.490               - 7.25
1995                                9.63          10.78             --                  0.483               +17.29
1996                               10.78          10.51             --                  0.458               + 1.86
1/1/97 -- 1/31/97                  10.51          10.46             --                  0.034               - 0.08
                                                                                 Total $2.151
                                                                     Cumulative total return as of 1/31/97: +28.76%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                                     Net Asset Value           Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
10/21/94 -- 12/31/94                $9.80          $9.63            --                 $0.094               - 0.76%
1995                                 9.63          10.78            --                  0.473               +17.17
1996                                10.78          10.51            --                  0.447               + 1.76
1/1/97 -- 1/31/97                   10.51          10.46            --                  0.033               - 0.09
                                                                                 Total $1.047
                                                                     Cumulative total return as of 1/31/97: +18.22%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                                     Net Asset Value           Capital Gains
Period Covered                  Beginning        Ending         Distributed        Dividends Paid*        % Change**
10/21/94 -- 12/31/94                $9.80         $9.63             --                  $0.103               - 0.66%
1995                                 9.63         10.78             --                   0.525               +17.76
1996                                10.78         10.51             --                   0.501               + 2.28
1/1/97 -- 1/31/97                   10.51         10.46             --                   0.037               - 0.04
                                                                                  Total $1.166
                                                                      Cumulative total return as of 1/31/97: +19.60%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Average Annual Total Return

                     % Return Without     % Return With
                       Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/96        +2.38%             -1.72%
Inception (9/25/92)
through 12/31/96           +6.66              +5.65

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                          % Return           % Return
                        Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/96        +1.86%             -2.04%
Inception (9/25/92)
through 12/31/96           +6.12              +6.12

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                          % Return           % Return
                        Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/96        +1.76%             +0.78%
Inception (10/21/94)
through 12/31/96           +7.97              +7.97

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                     % Return Without     % Return With
                       Sales Charge      Sales Charge**
Class D Shares*
Year Ended 12/31/96        +2.28%             -1.81%
Inception (10/21/94)
through 12/31/96           +8.52              +6.52

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch North Carolina Municipal Bond Fund                                                                January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P      Moody's  Face                                                                                                     Value
Ratings  Ratings  Amount                                      Issue                                                     (Note 1a)

North Carolina -- 94.7%
AAA      Aaa     $1,200    Charlotte, North Carolina, Public Improvement Bonds, UT, 5.30% due 4/01/2004                  $1,250
AAA      Aaa        500    Charlotte, North Carolina, Refunding, GO, UT, 5% due 2/01/2012                                   488
AAA      Aaa      1,690    Charlotte, North Carolina, Water and Sewer, GO, UT, 5.50% due 5/01/2004                        1,782
A        A2         500    Chatham County, North Carolina, Industrial Facilities and Pollution Control Financing
                           Authority, Pollution Revenue Bonds (Carolina Power and Light Company), 6.30%
                           due 6/15/2014                                                                                    526
AAA      Aaa      1,000    Cumberland County, North Carolina, COP (Civic Center Project), Series A, 6.40%
                           due 12/01/2024 (b)                                                                             1,068
AA-      A1       1,000    Greensboro, North Carolina, Enterprise System Revenue Bonds, Series A, 5.37%
                           due 6/01/2019                                                                                    954
AAA      Aaa      1,000    Greensboro, North Carolina, Public Improvement Bonds, UT, 6.30% due 3/01/2002 (g)              1,099
NR*      Baa1     1,500    Haywood County, North Carolina, Industrial Facilities and Pollution Control Financing
                           Authority, Environmental Improvement Revenue Bonds (Champion International
                           Corporation Project), AMT, 6.25% due 9/01/2025                                                 1,516
A        A2       3,500    Martin County, North Carolina, Industrial Facilities and Pollution Control Financing
                           Authority Revenue Bonds (Solid Waste Disposal-Weyerhaeuser Company), AMT, 6.80%
                           due 5/01/2024                                                                                  3,785
BBB      Aaa      3,055    North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding
                           Bonds, Series A, 6.50% due 1/01/2018 (f)                                                       3,477
                           North Carolina Educational Facilities, Finance Agency Revenue Bonds:
AA+      Aa1      2,000    (Duke University Project), Series C, 6.75% due 10/01/2021                                      2,173
AAA      NR*        900    Refunding (Elon College Project), 6.37% due 1/01/2007 (e)                                        962
                           North Carolina HFA, Revenue Bonds:
AA       Aa       2,720    AMT, Series V, 6.80% due 9/01/2025                                                             2,812
AA       Aa       1,340    Refunding, Series F, 6.60% due 7/01/2017 (d)                                                   1,399
AA       Aa         660    Series U, 6.70% due 3/01/2018                                                                    689
                           North Carolina HFA, S/F Revenue Bonds:
AA       Aa       1,755    AMT, Series X, 6.70% due 9/01/2026                                                             1,818
AA       Aa       1,940    Series W, 6.50% due 3/01/2018                                                                  2,007
AA       Aa3      2,500    North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                           (Carolina Medicorp. Project), 5.25% due 5/01/2026                                              2,314
                           North Carolina Medical Care Commission, Hospital Revenue Bonds:
AA       Aa3      1,500    (Duke University Hospital Project), Series C, 5.25% due 6/01/2021                              1,402
AAA      Aaa      2,000    (Moore Regional Hospital Project), 5% due 10/01/2018 (b)                                       1,806
A+       A1       1,000    (Rex Hospital Project), 6.25% due 6/01/2017                                                    1,025
AAA      Aaa      1,620    (Wilson Memorial Hospital Project), 6.50% due 11/01/2020 (b)                                   1,723
AAA      Aaa      2,000    North Carolina Municipal Power Agency, Revenue Refunding Bonds (Catawba Electric
                           Project Number 1), Series A, 5.37% due 1/01/2020 (b)                                           1,915
NR*      A        2,375    North Carolina State Educational Assistance Authority Revenue Bonds (Guaranteed
                           Student Loan), AMT, Series C, Sub-lien, 6.35% due 7/01/2016                                    2,410
AAA      Aaa      1,000    North Carolina State, GO, 5.10% due 6/01/2006                                                  1,025
AA       Aa       1,500    Orange County, North Carolina, Water and Sewer Authority, Revenue Refunding Bonds,
                           5.20% due 7/01/2016                                                                            1,421
AAA      Aaa      1,120    Pasquotank County, North Carolina, COP (Public Schools Project), 5% due 6/01/2015 (c)          1,056
NR*      VMIG1+     100    Person County, North Carolina, Industrial Facilities and Pollution Control Financing
                           Authority, Solid Waste Disposal Revenue Bonds (Carolina Power and Light Company),
                           AMT, DATES, 3.65% due 2/03/1997 (a)                                                              100
AA-      Aa3      2,000    Pitt County, North Carolina, Revenue Refunding Bonds (Pitt County Memorial Hospital),
                           5.25% due 12/01/2021                                                                           1,881
AA+      Aa       2,000    Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, 5.12%
                           due 3/01/2022                                                                                  1,858
                           Raleigh-Durham, North Carolina, Airport Authority, Special Facility Revenue Refunding
                           Bonds (American Airlines), VRDN (a):
A1+      NR*        800    Series A, 4.00% due 2/03/1997                                                                    800
A1+      NR*        900    Series B, 3.70% due 11/01/2015 (e)                                                               900
A-       A          700    Shelby, North Carolina, Combined Producing Facilities System Revenue Bonds (Capital
                           Improvement), 6.62% due 6/01/2002 (g)                                                            783
AA       Aa         800    University of North Carolina, Chapel Hill, Hospital Revenue Bonds (Board of Governors),
                           6.37% due 2/15/2017                                                                              839

                           Puerto Rico -- 4.0%
AA       Aa3      2,000    Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities, Financing
                           Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75% due 1/01/2014                 2,189

Total Investments (Cost -- $50,823) -- 98.7%                                                                             53,252

Other Assets Less Liabilities -- 1.3%                                                                                       678
                                                                                                                        -------
Net Assets -- 100.0%                                                                                                    $53,930
                                                                                                                        =======

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FHA Insured.
(e) Insured by Connie Lee.
(f) Escrowed to maturity.
(g) Prerefunded.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch North Carolina Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HFA    Housing Finance Authority
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:                Investments, at value (identified cost -- $50,822,821)(Note 1a)                            $53,252,185
                       Cash                                                                                            89,055
                       Receivables:
                       Interest                                                                     $756,509
                       Beneficial interest sold                                                       19,501          776,010
                                                                                              --------------
                       Deferred organization expenses (Note 1e)                                                        11,835
                       Prepaid expenses and other assets (Note 1e)                                                      1,152
                                                                                                                -------------
                       Total assets                                                                                54,130,237
                                                                                                                -------------
Liabilities:           Payables:
                       Beneficial interest redeemed                                                   52,560
                       Dividends to shareholders (Note 1f)                                            40,787
                       Investment adviser (Note 2)                                                    21,295
                       Distributor (Note 2)                                                           19,998          134,640
                                                                                               -------------
                       Accrued expenses and other liabilities                                                          66,079
                                                                                                                -------------
                       Total liabilities                                                                              200,719
                                                                                                                -------------
Net Assets:            Net assets                                                                                 $53,929,518
                                                                                                                =============
Net Assets             Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:            shares authorized                                                                              $69,812
                       Class B Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized                                                                              410,209
                       Class C Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized                                                                               16,450
                       Class D Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized                                                                               19,197
                       Paid-in capital in excess of par                                                            52,991,336
                       Accumulated realized capital losses on investments -- net (Note 5)                          (1,649,405)
                       Accumulated distributions in excess of realized
                       capital gains -- net (Note 1f)                                                                (357,445)
                       Unrealized appreciation on investments -- net                                                2,429,364
                                                                                                                -------------
                       Net assets                                                                                 $53,929,518
                                                                                                                =============
Net Asset Value:       Class A -- Based on net assets of $7,300,191 and 698,116 shares of
                       beneficial interest outstanding                                                                 $10.46
                                                                                                                =============
                       Class B -- Based on net assets of $42,901,442 and 4,102,087 shares of
                       beneficial interest outstanding                                                                 $10.46
                                                                                                                =============
                       Class C -- Based on net assets of $1,719,950 and 164,497 shares of
                       beneficial interest outstanding                                                                 $10.46
                                                                                                                =============
                       Class D -- Based on net assets of $2,007,935 and 191,966 shares of
                       beneficial interest outstanding                                                                 $10.46
                                                                                                                =============

                       See Notes to Financial Statements.





Statement of Operations
                                                                                                   For the Six Months Ended
                                                                                                           January 31, 1997
Investment Income        Interest and amortization of premium and discount earned                                $1,656,895
(Note 1d):

Expenses:                Investment advisory fees (Note 2)                                  $159,517
                         Account maintenance and distribution fees -- Class B (Note 2)       116,257
                         Professional fees                                                    27,245
                         Accounting services (Note 2)                                         23,545
                         Printing and shareholder reports                                     17,842
                         Transfer agent fees -- Class B (Note 2)                              13,825
                         Account maintenance and distribution fees -- Class C (Note 2)         5,398
                         Amortization of organization expenses (Note 1e)                       5,207
                         Custodian fees                                                        2,061
                         Transfer agent fees -- Class A (Note 2)                               1,883
                         Pricing fees                                                          1,490
                         Account maintenance fees -- Class D (Note 2)                          1,003
                         Transfer agent fees -- Class C (Note 2)                                 534
                         Transfer agent fees -- Class D (Note 2)                                 492
                                                                                        ------------
                         Total expenses before reimbursement                                 376,299
                         Reimbursement of expenses (Note 2)                                  (29,003)
                                                                                        ------------
                         Total expenses after reimbursement                                                         347,296
                                                                                                               ------------
                         Investment income -- net                                                                 1,309,599
                                                                                                               ------------
Realized &               Realized gain on investments -- net                                                        356,696
Unrealized Gain on       Change in unrealized appreciation on investments -- net                                    192,968
Investments -- Net                                                                                             ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations                                    $1,859,263
                                                                                                               ============

                         See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                    For the Six          For the
                                                                                   Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                Jan. 31, 1997      July 31, 1996

Operations:           Investment income -- net                                       $1,309,599         $2,759,757
                      Realized gain (loss) on investments -- net                        356,696           (418,368)
                      Change in unrealized appreciation on investments -- net           192,968            883,090
                                                                                  -------------      -------------
                      Net increase in net assets resulting from operations            1,859,263          3,224,479
                                                                                  -------------      -------------
Dividends to          Investment income -- net:
Shareholders          Class A                                                          (190,388)          (425,644)
(Note 1f):            Class B                                                        (1,031,561)        (2,197,971)
                      Class C                                                           (39,026)           (58,322)
                      Class D                                                           (48,624)           (77,820)
                                                                                  -------------      -------------
                      Net decrease in net assets resulting from dividends
                      to shareholders                                                (1,309,599)        (2,759,757)
                                                                                  -------------      -------------
Beneficial Interest   Net decrease in net assets derived from beneficial
Transactions          interest transactions                                          (5,551,048)        (2,857,107)
(Note 4):                                                                         -------------      -------------

Net Assets:           Total decrease in net assets                                   (5,001,384)        (2,392,385)
                      Beginning of period                                            58,930,902         61,323,287
                                                                                  -------------      -------------
                      End of period                                                 $53,929,518        $58,930,902
                                                                                  =============      =============

                      See Notes to Financial Statements.





Financial Highlights
                                                                                             Class A
                                                                         For the                                 For the
                                                                           Six                                    Period
The following per share data and ratios have been derived                 Months                                Sept. 25,
from information provided in the financial statements.                    Ended                                  1992+ to
                                                                         Jan. 31,   For the Year Ended July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                    1997      1996      1995      1994      1993

Per Share          Net asset value, beginning of period                   $10.36    $10.29    $10.19    $10.67    $10.00
Operating                                                               --------  --------  --------  --------  --------
Performance:       Investment income -- net                                  .26       .51       .54       .54       .46
                   Realized and unrealized gain (loss) on
                   investments -- net                                        .10       .07       .10      (.42)      .67
                                                                        --------  --------  --------  --------  --------
                   Total from investment operations                          .36       .58       .64       .12      1.13
                                                                        --------  --------  --------  --------  --------
                   Less dividends and distributions:
                   Investment income -- net                                 (.26)     (.51)     (.54)     (.54)     (.46)
                   In excess of realized gain on
                   investments -- net                                         --        --        --      (.06)      --
                                                                        --------  --------  --------  --------  --------
                   Total dividends and distributions                        (.26)     (.51)     (.54)     (.60)     (.46)
                                                                        --------  --------  --------  --------  --------
                   Net asset value, end of period                         $10.46    $10.36    $10.29    $10.19    $10.67
                                                                        ========  ========  ========  ========  ========

Total Investment   Based on net asset value per share                       3.54%++   5.76%     6.60%     1.11%    11.52%++
Return:**                                                               ========  ========  ========  ========  ========

Ratios to Average  Expenses, net of reimbursement                            .77%*     .75%      .71%      .50%      .20%*
Net Assets:                                                             ========  ========  ========  ========  ========
                   Expenses                                                  .87%*     .90%      .93%      .96%     1.15%*
                                                                        ========  ========  ========  ========  ========
                   Investment income -- net                                 4.95%*    4.92%     5.43%     5.14%     5.26%*
                                                                        ========  ========  ========  ========  ========

Supplemental       Net assets, end of period (in thousands)               $7,300    $8,043    $9,256   $11,071    $9,311
Data:                                                                   ========  ========  ========  ========  ========
                   Portfolio turnover                                      24.92%    90.22%    52.33%    74.35%    27.98%
                                                                        ========  ========  ========  ========  ========

                   *  Annualized.
                   ** Total investment returns exclude the effect of sales loads.
                   +  Commencement of Operations.
                   ++ Aggregate total investment return.

                   See Notes to Financial Statements.





Financial Highlights (continued)

                                                                                             Class B
                                                                         For the                                  For the
                                                                           Six                                     Period
The following per share data and ratios have been derived                 Months                                 Sept. 25,
from information provided in the financial statements.                    Ended                                   1992+ to
                                                                         Jan. 31,    For the Year Ended July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                    1997      1996      1995      1994      1993

Per Share          Net asset value, beginning of period                   $10.36    $10.29    $10.19    $10.67    $10.00
Operating                                                               --------  --------  --------  --------  --------
Performance:       Investment income -- net                                  .24       .46       .49       .49       .41
                   Realized and unrealized gain (loss) on
                   investments -- net                                        .10       .07       .10      (.42)      .67
                                                                        --------  --------  --------  --------  --------
                   Total from investment operations                          .34       .53       .59       .07      1.08
                                                                        --------  --------  --------  --------  --------
                   Less dividends and distributions:
                   Investment income -- net                                 (.24)     (.46)     (.49)     (.49)     (.41)
                   In excess of realized gain on investments -- net           --        --        --      (.06)      --
                                                                        --------  --------  --------  --------  --------
                   Total dividends and distributions                        (.24)     (.46)     (.49)     (.55)     (.41)
                                                                        --------  --------  --------  --------  --------
                   Net asset value, end of period                         $10.46    $10.36    $10.29    $10.19    $10.67
                                                                        ========  ========  ========  ========  ========

Total Investment   Based on net asset value per share                       3.27%++   5.21%     6.06%      .60%    11.06%++
Return:**                                                               ========  ========  ========  ========  ========

Ratios to Average  Expenses, net of reimbursement                           1.28%*    1.26%     1.22%     1.01%      .70%*
Net Assets:                                                             ========  ========  ========  ========  ========
                   Expenses                                                 1.38%*    1.41%     1.44%     1.46%     1.67%*
                                                                        ========  ========  ========  ========  ========
                   Investment income -- net                                 4.44%*    4.41%     4.91%     4.64%     4.77%*
                                                                        ========  ========  ========  ========  ========

Supplemental       Net assets, end of period (in thousands)              $42,902   $47,236   $49,978   $50,664   $39,970
Data:                                                                   ========  ========  ========  ========  ========
                   Portfolio turnover                                      24.92%    90.22%    52.33%    74.35%    27.98%
                                                                        ========  ========  ========  ========  ========

                   *  Annualized.
                   ** Total investment returns exclude the effect of sales loads.
                   +  Commencement of Operations.
                   ++ Aggregate total investment return.

                   See Notes to Financial Statements.





Financial Highlights (concluded)
                                                                                  Class C
                                                                       For the               For the
                                                                         Six      For the    Period
The following per share data and ratios have been derived              Months       Year     Oct. 21,
from information provided in the financial statements.                  Ended      Ended     1994+ to
                                                                       Jan. 31,    July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996       1995

Per Share          Net asset value, beginning of period                   $10.36    $10.28     $9.80
Operating                                                               --------  --------  --------
Performance:       Investment income-- net                                   .23       .45       .37
                   Realized and unrealized gain on investments -- net        .10       .08       .48
                                                                        --------  --------  --------
                   Total from investment operations                          .33       .53       .85
                                                                        --------  --------  --------
                   Less dividends from investment income -- net             (.23)     (.45)     (.37)
                                                                        --------  --------  --------
                   Net asset value, end of period                         $10.46    $10.36    $10.28
                                                                        ========  ========  ========

Total Investment   Based on net asset value per share                       3.22%++   5.20%     8.87%++
Return:**                                                               ========  ========  ========

Ratios to Average  Expenses, net of reimbursement                           1.38%*    1.37%     1.37%*
Net Assets:                                                             ========  ========  ========
                   Expenses                                                 1.48%*    1.51%     1.57%*
                                                                        ========  ========  ========
                   Investment income -- net                                 4.34%*    4.29%     4.67%*
                                                                        ========  ========  ========

Supplemental       Net assets, end of period (in thousands)               $1,720    $1,772      $713
Data:                                                                   ========  ========  ========
                   Portfolio turnover                                      24.92%    90.22%    52.33%
                                                                        ========  ========  ========


                                                                                 Class D
                                                                       For the              For the
                                                                         Six      For the     Period
The following per share data and ratios have been derived              Months       Year    Oct. 21,
from information provided in the financial statements.                  Ended       Ended    1994+ to
                                                                       Jan. 31,   July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996       1995

Per Share          Net asset value, beginning of period                   $10.37    $10.29     $9.80
Operating                                                               --------  --------  --------
Performance:       Investment income-- net                                   .26       .50       .41
                   Realized and unrealized gain on investments -- net        .09       .08       .49
                                                                        --------  --------  --------
                   Total from investment operations                          .35       .58       .90
                                                                        --------  --------  --------
                   Less dividends from investment income -- net              .26      (.50)     (.41)
                                                                        --------  --------  --------
                   Net asset value, end of period                         $10.46    $10.37    $10.29
                                                                        ========  ========  ========

Total Investment   Based on net asset value per share                       3.39%++   5.75%     9.39%++
Return:**                                                               ========  ========  ========


Ratios to Average  Expenses, net of reimbursement                            .87%*     .85%      .85%*
Net Assets:                                                             ========  ========  ========
                   Expenses                                                  .97%*    1.00%     1.05%*
                                                                        ========  ========  ========
                   Investment income -- net                                 4.85%*    4.81%     5.28%*
                                                                        ========  ========  ========

Supplemental       Net assets, end of period (in thousands)               $2,008    $1,880    $1,377
Data:                                                                   ========  ========  ========
                   Portfolio turnover                                      24.92%    90.22%    52.33%
                                                                        ========  ========  ========

                   *  Annualized.
                   ** Total investment returns exclude the effect of sales loads.
                   +  Commencement of Operations.
                   ++ Aggregate total investment return.

                   See Notes to Financial Statements.




Merrill Lynch North Carolina Municipal Bond Fund          January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1997, FAM earned fees of $159,517, of which $29,003 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account        Distribution
            Maintenance Fee        Fee

Class B          0.25%            0.25%
Class C          0.25%            0.35%
Class D          0.10%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD     MLPF&S

Class A          $280     $2,622
Class D           $93     $1,268

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $46,898 and $269 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $13,507,982 and $14,193,437, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                                Realized     Unrealized
                                 Gains          Gains

Long-term investments           $356,696       $2,429,364
                               ---------     ------------
Total                           $356,696       $2,429,364
                               =========     ============

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,429,364, of which $2,488,142 related to appreciated securities and $58,778 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $50,822,821.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $5,551,048 and $2,857,107 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                      Dollar
January 31, 1997                       Shares         Amount

Shares sold                            82,814       $867,201
Shares issued to shareholders
in reinvestment of dividends            9,792        102,182
                                   ----------    -----------
Total issued                           92,606        969,383
Shares redeemed                      (170,686)    (1,791,652)
                                   ----------    -----------
Net decrease                          (78,080)     $(822,269)
                                   ==========    ===========

Class A Shares
For the Year Ended                                    Dollar
July 31, 1996                          Shares         Amount

Shares sold                            58,755       $612,296
Shares issued to shareholders
in reinvestment of dividends           21,168        221,122
                                   ----------    -----------
Total issued                           79,923        833,418
Shares redeemed                      (203,627)    (2,141,307)
                                   ----------    -----------
Net decrease                         (123,704)   $(1,307,889)
                                   ==========    ===========

Class B Shares for the
Six Months Ended                                      Dollar
January 31, 1997                       Shares         Amount

Shares sold                           146,199     $1,529,581
Shares issued to shareholders
in reinvestment of dividends           51,302        535,543
                                   ----------    -----------
Total issued                          197,501      2,065,124
Automatic conversion
of shares                             (12,927)      (135,900)
Shares redeemed                      (640,284)    (6,701,740)
                                   ----------    -----------
Net decrease                         (455,710)   $(4,772,516)
                                   ==========    ===========

Class B Shares
For the Year Ended                                    Dollar
July 31, 1996                          Shares         Amount

Shares sold                           538,507     $5,640,207
Shares issued to shareholders
in reinvestment of dividends          104,530      1,092,438
                                   ----------    -----------
Total issued                          643,037      6,732,645
Automatic conversion
of shares                             (26,183)      (268,153)
Shares redeemed                      (917,172)    (9,576,731)
                                   ----------    -----------
Net decrease                         (300,318)   $(3,112,239)
                                   ==========    ===========

Class C Shares for the
Six Months Ended                                      Dollar
January 31, 1997                       Shares         Amount

Shares sold                             4,535        $47,488
Shares issued to shareholders
in reinvestment of dividends            1,258         13,134
                                   ----------    -----------
Total issued                            5,793         60,622
Shares redeemed                       (12,337)      (128,693)
                                   ----------    -----------
Net decrease                           (6,544)      $(68,071)
                                   ==========    ===========

Class C Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                           119,097     $1,249,580
Shares issued to shareholders
in reinvestment of dividends            1,766         18,424
                                   ----------    -----------
Total issued                          120,863      1,268,004
Shares redeemed                       (19,138)      (201,506)
                                   ----------    -----------
Net increase                          101,725     $1,066,498
                                   ==========    ===========

Class D Shares for the Six Months Ended               Dollar
January 31, 1997                       Shares         Amount

Shares sold                             6,115        $64,656
Automatic conversion of shares         12,927        135,900
Shares issued to shareholders
in reinvestment of dividends            2,024         21,142
                                   ----------    -----------
Total issued                           21,066        221,698
Shares redeemed                       (10,453)      (109,890)
                                   ----------    -----------
Net increase                           10,613       $111,808
                                   ==========    ===========

Class D Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                            41,562       $439,067
Automatic conversion of shares         26,183        268,153
Shares issued to shareholders
in reinvestment of dividends            2,314         24,132
                                   ----------    -----------
Total issued                           70,059        731,352
Shares redeemed                       (22,465)      (234,829)
                                   ----------    -----------
Net increase                           47,594       $496,523
                                   ==========    ===========

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $1,678,000, of which $981,000 expires in 2003 and $697,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.